UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On February 4, 2022, SomaLogic, Inc. (the “Company”) issued a press release providing updated revenue guidance for the full fiscal year 2022. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on February 4, 2022, members of the management team of the Company will host a virtual analyst and investor meeting. A live audio webcast of the presentation along with a copy of the Company presentation materials from the conference will be available through the investor page at the Company’s website: investors.somalogic.com.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing.

The Company’s actual results may differ materially from the preliminary information provided in the accompanying press release. Factors that could cause these preliminary estimates to differ include, but are not limited to, discovery of new information that alters expectations about such results or impacts valuation methodologies underlying such results.

This Current Report on Form 8-K and the accompanying press release contain certain forward-looking statements within the meaning of the federal securities laws, including statements relating to the expected future performance of the Company. These forward-looking statements, including the Company’s 2021 revenue outlook, are not historical and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions that relate to the Company’s strategy, expectations, plans, or intentions. All statements the Company makes relating to its estimated and projected financial results or to its expectations regarding future trends are forward-looking statements.  In addition, the Company, through its senior management team, from time to time makes forward-looking public statements concerning its expected future operations and performance and other developments.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.  Many factors could cause actual results events to differ materially from the forward-looking statements in this press release, including factors which are beyond the Company’s control. Investors should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 and the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2021, as well as subsequent annual and periodic reports filed with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. All forward-looking information and subsequent written and oral forward-looking statements attributable to the Company, or to persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by SomaLogic, Inc. on February 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc.
(Registrant)

By:	/s/ Roy Smythe
Name:	Roy Smythe
Title:	Chief Executive Officer

February 4, 2022

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